SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18    SUBSEQUENT EVENTS

In January and February 2016, the Company issued 64,641,576 shares of common stock pursuant to the cashless exercise of 5,001,687 Series C Warrants, the conversion of 13,967 shares of Series E Preferred Stock and the exercise of 121,450 unit purchase options with the immediate conversion and exercise of the Series E Preferred Stock and Series C Warrants.

In January 2016, the Company settled the cashless exercise of 138,158 Series C Warrants with cash in the amount of $304,017.

On January 21, 2016 all outstanding Series C Warrants were mandatorily exercised utilizing the cashless provision of the warrants. As of March 1, 2016 there are 50,418 Series C Warrants that have yet to be delivered and upon delivery, the Company will issue 563,651 shares of common stock.

In February 2016, the Company entered into a settlement agreement with Dawson James Securities, Inc. (“Dawson James”) pursuant to a dispute related to an underwriting agreement. Dawson James has agreed to terminate its right of first refusal for a one time payment by the Company of $80,000. In addition, Dawson James has agreed to provide consulting services for a 12 month period in consideration of the Company paying them an aggregate consulting fee of $800,000 consisting of $200,000 paid upon execution of the agreement and $50,000 per month for 12 months.

In February 2016, the Company entered into amendment agreements with holders of the Notes and Series D Warrants. The amendments (i) reduced the number of shares of common stock required to be reserved for issuance upon the conversion of the Notes and exercise of the Series D Warrants from 120,000,000 to 85,000,000. The reduction will expire on April 1, 2016, and (ii) extend the deadline for filing the initial registration statement to register the common stock issuable upon conversion of the Notes and exercise of the Series D Warrants.

In February 2016 the Company completed a public offering of 39.2 million Units. Each Unit consisted of one share of common stock and 1.5 Series E Warrants, each whole Series E Warrant is to purchase one share of our common stock at $0.25 per Series E Warrants. The Company received approximately $6.3 million of gross proceeds and approximately $5.6 million of net proceeds. The Series E Warrants expire six years from the date of issuance but are not exercisable for one year and are subject to a vote of the shareholders and an increase in the number of authorized common stock that the Company can issue.